SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934
(Amendment No.      )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

PIONEER-STANDARD ELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Shareholder:
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL TO APPROVE AN AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION
OTHER MATTERS
SHAREHOLDER PROPOSALS

[PIONEER STANDARD LOGO]

PIONEER-STANDARD ELECTRONICS, INC.

6065 PARKLAND BOULEVARD / MAYFIELD HEIGHTS, OHIO 44124

August 13, 2003

Dear Shareholder:

      A Special Meeting of Shareholders of Pioneer-Standard Electronics, Inc., is scheduled to be held at 8:30 a.m. local time, on September 12, 2003 at Pioneer-Standard Electronics, Inc., 6065 Parkland Boulevard, Mayfield Heights, Ohio 44124. If you plan to attend, please call 877-389-3281 and leave your name, address and telephone number.

      At the meeting, shareholders will be asked to approve an amendment to the Company’s Amended Articles of Incorporation to change the name of the Company. Further information about this proposal is set forth in the accompanying Proxy Statement.

      It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, please sign, date and mail the enclosed Proxy, in the envelope provided, at your earliest convenience.

      Thank you for your cooperation and continued support.

/s/ Arthur Rhein
Arthur Rhein
Chairman of the Board

[PIONEER STANDARD LOGO]

PIONEER-STANDARD ELECTRONICS, INC.

6065 PARKLAND BOULEVARD / MAYFIELD HEIGHTS, OHIO 44124

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      A Special Meeting of Shareholders (the “Special Meeting”) of Pioneer-Standard Electronics, Inc. (the “Company”), will be held at Pioneer-Standard Electronics, Inc., 6065 Parkland Boulevard, Mayfield Heights, Ohio 44124, on Friday, September 12, 2003 at 8:30 a.m. local time, for the following purposes:

1. To authorize the Board of Directors to amend the Company’s Amended Articles of Incorporation to change the name of the Company;

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

      Only shareholders of record at the close of business on July 31, 2003 are entitled to notice of the Special Meeting and to vote thereat.

By Order of the Board of Directors.

Lawrence N. Schultz
Secretary

August 13, 2003

[PIONEER STANDARD LOGO]

PIONEER-STANDARD ELECTRONICS, INC.

6065 PARKLAND BOULEVARD / MAYFIELD HEIGHTS, OHIO 44124

Mailed to Shareholders on or about August 13, 2003

PROXY STATEMENT

Special Meeting of Shareholders to be held on September 12, 2003

      The Proxy enclosed with this Proxy Statement is solicited by the Board of Directors of Pioneer-Standard Electronics, Inc. (the “Company”), and is to be used at a Special Meeting of Shareholders (the “Special Meeting”) to be held on September 12, 2003, and any adjournments thereof. The time, place and purposes of the Special Meeting are stated in the Notice of Special Meeting of Shareholders which accompanies this Proxy Statement. Without affecting any vote previously taken, a shareholder may revoke his, her or its Proxy by giving notice to the Company in writing at any time before its exercise or in open meeting. Unless so revoked, shares represented by a valid Proxy (in the form enclosed and properly signed) received in time for voting will be voted in accordance with the directions contained therein.

      The holders of Common Shares of the Company (the only class of shares outstanding) will be entitled to vote at the Special Meeting. At the close of business on July 31, 2003, the date fixed for the determination of persons entitled to vote, there were 32,115,614 Common Shares outstanding and entitled to vote at the Special Meeting, each share being entitled to one vote. Under Ohio law and the Company’s Amended Code of Regulations, the proposal to amend the Company’s Amended Articles of Incorporation (the “Proposal”) must be approved by the affirmative vote of the holders of record of at least two-thirds of the Common Shares. An abstention from voting any share with respect to the Proposal will have the practical effect of a vote against such proposal.

PROPOSAL TO APPROVE AN AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION

      On February 28, 2003, the Company completed the divestiture of its industrial electronics distribution business, and commenced its new singular focus on its expanding enterprise computer systems business. Since the Company’s inception in 1963, its name, Pioneer-Standard Electronics, Inc., has been deeply associated with the electronic components business. The Company’s management and Board of Directors believe, therefore, that the Company’s name should be changed to reflect its strategic transformation. The proposed name, Agilysys, Inc., more accurately conveys the Company’s position as a leading distributor of a wide range of enterprise technology solutions. The new name will more closely correlate with the Company’s strategic plan as a comprehensive IT solution provider.

      The name change will not in any way affect the operations or businesses, or the rights of stockholders, of the Company. Currently outstanding stock certificates will remain valid. New stock certificates issued upon any subsequent transfer of shares will bear the name Agilysys, Inc., and will have a new CUSIP number.

Delivery of existing stock certificates will continue to be accepted in transactions made by shareholders after the Company’s name is changed.

      The Board of Directors believes that the adoption of the proposed amendment to the Amended Articles of Incorporation is in the best interests of the Company and its shareholders.

      The full text of Article First of the Amended Articles of Incorporation, as proposed to be amended, is as follows:

      FIRST. The name of the corporation is Agilysys, Inc.

      The resolution that will be introduced at the Special Meeting seeking authority and approval to amend the Certificate of Incorporation and to facilitate the name change being proposed is as follows:

      RESOLVED, that the proposed amendment to the Company’s Amended Articles of Incorporation to change the name from Pioneer-Standard Electronics, Inc. to Agilysys, Inc. is hereby approved; and that the officers of the Company are hereby authorized to take any and all other actions that they may deem necessary or appropriate to effectively change its name from Pioneer-Standard Electronics, Inc. to Agilysys, Inc.

      The affirmative vote of the holders of record of at least two-thirds of outstanding Common Shares will be required to approve the amendment to the Amended Articles of Incorporation and otherwise facilitate the name change.

      The Board of Directors recommends a vote in favor of the Proposal.

OTHER MATTERS

      The Board of Directors is not aware of any matter to come before the Special Meeting other than that mentioned in the accompanying Notice. However, if other matters shall properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

      The cost of solicitation of Proxies, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy, will be borne by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to their principals, and the Company may reimburse them for their expenses in so doing. To the extent necessary to assure sufficient representation, officers and employees of the Company may in person or by telephone or telegram request the return of Proxies.

SHAREHOLDER PROPOSALS

      Any shareholder proposal intended to be presented at the next Annual Meeting of Shareholders must be received by the Company’s Secretary at the Company’s principal executive offices not later than February 21, 2004, for inclusion in the Proxy Statement and form of Proxy relating to that Annual Meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the proxy rules of the Commission.

2

      The Company may use its discretion in voting Proxies with respect to shareholder proposals not included in the Proxy Statement for the fiscal year ended March 31, 2004, unless the Company receives notice of such proposals prior to May 7, 2004.

      Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Special Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Exchange Act, for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s voting securities must set forth a good-faith representation that, as of the record date for the Special Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Special Meeting. Written requests for such Annual Report should be directed to:

Steven M. Billick
Executive Vice President and Chief Financial Officer
Pioneer-Standard Electronics, Inc.
6065 Parkland Boulevard
Mayfield Heights, Ohio 44124

      You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Special Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors

LAWRENCE N. SCHULTZ
Secretary

August 13, 2003

3

DETACH CARD

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INSTRUCTION CARD

PIONEER-STANDARD ELECTRONICS, INC.

SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 12, 2003

This Card is Solicited on Behalf of Wachovia Bank, N.A.

    The undersigned hereby instructs Wachovia Bank, N.A. to vote the Common Shares of Pioneer-Standard Electronics, Inc. which he or she is entitled to vote as a participant in an employee benefit plan which may be funded by The Pioneer Stock Benefit Trust at the Special Meeting of Shareholders of the Company to be held at Pioneer-Standard Electronics, Inc., 6065 Parkland Boulevard, Mayfield Heights, Ohio 44124, at 8:30 a.m., local time, and at any adjournments thereof. The undersigned authorizes and directs Wachovia Bank, N.A. to vote all of the Common Shares of the Company represented by this Card as follows, with the understanding that if no directions are given below said Common Shares will be voted “FOR” the Proposal. The Board of Directors recommends a vote “FOR” the Proposal.

1.	PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY:

☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued, and to be signed, on the other side)

DETACH CARD

(INSTRUCTION CARD — Continued from other side)

2.	In its discretion, to act on any other matter or matters which may properly come before the meeting.

Dated: , 2003

Signature(s)

Your signature to this card should be exactly the same as the name imprinted hereon.

Please date, sign and return promptly in the accompanying envelope.

DETACH CARD

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PROXY

PIONEER-STANDARD ELECTRONICS, INC.

SPECIAL MEETING OF SHAREHOLDERS — SEPTEMBER 12, 2003

This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby (i) appoints Steven M. Billick and Lawrence N. Schultz, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the Common Shares of Pioneer-Standard Electronics, Inc. which the undersigned shall be entitled to vote at the Special Meeting of Shareholders of the Company, to be held at Pioneer-Standard Electronics, Inc., 6065 Parkland Boulevard, Mayfield Heights, Ohio 44124, at 8:30 a.m., local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the Common Shares of the Company represented by this Proxy as follows, with the understanding that if no directions are given below, said Common Shares will be voted “FOR” the Proposal. The Board of Directors recommends a vote “FOR” the Proposal.

1.	PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY:

☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued, and to be signed, on the other side)

DETACH CARD

(PROXY — Continued from other side)

2.	In their discretion, to act on any other matter or matters which may properly come before the meeting.

Dated: , 2003

Signature(s)

Your signature to this Proxy form should be exactly the same as the name imprinted hereon. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the name of each joint owner must be signed.

Please date, sign and return promptly in the accompanying envelope.